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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) OCTOBER 5, 2001
                                                         ----------------------


                              COM-GUARD.COM., INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


        0-29501                                         96-572563
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(Commission File Number)                   (I.R.S. Employer Identification No.)


     2075 CORTE DEL NOGAL, SUITE B                                      92009
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (760) 431-2206
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

                  Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (i) On June 20, 2001, the Company's Board of Directors has notified it's certifying accountant, Ramirez International, Inc. that the Company was changing its certifying account.

         (ii) During the past two years there have been no adverse opinions or disclaimers of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

         (iii) The Registrant's Board of Directors has engaged Weinberg & Company, P.A., Certified Public Accountants, 6100 Glades Road, Suite 314, Boca Raton, Florida, 33434, Telephone No.
                  (561) 487-5765, Fax No. (561) 487-5766 as its new certifying accountant.

         (iv) During the Registrant's two most recent fiscal years and any subsequent period preceding the engagement of its former accountant, there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

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         (v)      See attached letter of October 11, 2001 from Ramirez
                  International, Inc.

ITEM 5.  OTHER EVENTS

                  Not applicable.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

                  Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  Not applicable.

ITEM 8.  CHANGE IN THE FISCAL YEAR

                  Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE

                  Not applicable.



                                    SIGNATURE

         Pursuant to the requirements required of the Securities and Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    COM-GUARD.COM., INC.


DATED: October 11, 2001             BY: /s/ Edward W. Savarese
                                        ----------------------
                                        Edward W. Savarese
                                        President


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Securities & Exchange Commission
450 5th Street, NW
Washington, DC 20549

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of Com-Guard.com, Inc. dated October 11, 2001.


RAMIREZ INTERNATIONAL


/s/ Manuel J. Ramirez
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Manuel J. Ramirez, CPA, MST, DABFA

Irvine, California
October 11, 2001